FORWARD FUNDS

Supplement dated September 30, 2015

to the

Forward Funds Investor Class and Institutional Class Prospectus and Forward Funds Class A, Class B, Class C and Advisor Class Prospectus

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING

CHANGE IN PORTFOLIO MANAGEMENT

The following information applies to the Forward Credit Analysis Long/Short Fund (the “Fund”) only:

Effective immediately, David Hammer is a member of the portfolio management team of the Fund. Accordingly, effective immediately, the following changes are made:

The third and fourth sentences of the paragraph under the heading “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in each of the prospectuses are replaced in their entirety to read as follows:

The Fund is team managed and all investment decisions are made jointly by the team. The members of the team are: Joseph Deane, Executive Vice President and head of municipal bond portfolio management for PIMCO, and David Hammer, Executive Vice President and municipal bond portfolio manager for PIMCO. Mr. Deane leads the Fund’s investment team and has managed the Fund since November 2013. Mr. Hammer has managed the Fund since September 2015.

The second paragraph under the heading/subheading “Management of the Funds – Sub-Advisors/Portfolio Managers – Forward Credit Analysis Long/Short Fund” in each of the prospectuses is replaced in its entirety to read as follows:

The Forward Credit Analysis Long/Short Fund is team managed and all investment decisions are made jointly by the team. The members of the team are:

Joseph Deane. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Mr. Deane leads the investment team of the Forward Credit Analysis Long/Short Fund. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton. Morningstar named him Fixed-Income Manager of the Year in 1996 and a finalist in 1995 and 2007. He has 44 years of investment experience and holds a bachelor’s degree from Iona College.

David Hammer. Mr. Hammer is an executive vice president and municipal bond portfolio manager in the New York office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager; and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley. He has 12 years of investment experience and holds an undergraduate degree from Syracuse University.

****

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CRD ANYL PM 09302015

FORWARD FUNDS

Supplement dated September 30, 2015

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING

CHANGE IN PORTFOLIO MANAGEMENT

The following information applies to the Forward Credit Analysis Long/Short Fund (the “Fund”) only:

Effective immediately, David Hammer is a member of the portfolio management team of the Fund. Accordingly, effective immediately, the following changes are made:

The second paragraph under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Pacific Investment Management Company LLC – Forward Credit Analysis Long/Short Fund” in the SAI is replaced in its entirety to read as follows:

The Forward Credit Analysis Long/Short Fund is team managed by Joseph Deane, Executive Vice President and head of municipal bond portfolio management for PIMCO, and David Hammer, Executive Vice President and municipal bond portfolio manager for PIMCO. Mr. Deane leads the Fund’s investment team. The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Deane managed as of December 31, 2014 and Mr. Hammer managed as of September 1, 2015:

The following reference is inserted immediately before the table under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Pacific Investment Management Company LLC – Forward Credit Analysis Long/Short Fund” in the SAI:

Mr. Deane

The following information regarding the other accounts managed by Mr. Hammer is added under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Pacific Investment Management Company LLC – Forward Credit Analysis Long/Short Fund” in the SAI:

Mr. Hammer

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	17	$4,115.7	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	0	$0.0	0	$0.0

The following information concerning Mr. Hammer’s ownership with respect to the Fund is added to the table on pages 30-31 of the SAI:

Information as of December 31, 2014 (except as otherwise noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
David Hammer **	Forward Credit Analysis Long/Short Fund	A

*	Key to Dollar Ranges
A	None
B	$1—$10,000
C	$10,001—$50,000
D	$50,001—$100,000
E	$100,001—$500,000
F	$500,001—$1,000,000
G	Over $1,000,000
**	Information as of September 1, 2015

****

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CRD ANYL PM SAI 09302015